UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21705
Nuveen Tax-Advantaged Floating Rate Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN TAX-ADVANTAGED FLOATING RATE FUND JFP

Opportunities for Tax-Advantaged Monthly Income from a Portfolio
Consisting Predominantly of Adjustable Rate Preferred Securities

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders:

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight the managers’ pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JFP

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal CapitalSM. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 75 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the six-month period ended December 31, 2008.

WHAT WAS YOUR MANAGEMENT STRATEGY DURING THE PERIOD?

Given the Fund’s primary investment objective of seeking an attractive level of after-tax income with a secondary objective of seeking capital preservation, the environment during this reporting period continued to be extremely challenging. A number of middle market bank securities experienced price declines even greater than those of larger institutions. Middle market banks are a major source of the Fund’s preferred securities holdings, and, in some extreme cases, certain banks were forced to conserve earned capital by reducing or omitting dividend payments on the securities they issued. This exacerbated the price declines of these issues, which were already under pressure due to generally unfavorable market conditions. The extreme asset deflation caused by the global credit crisis resulted in preferred stock performance during 2008 that was the worst on record as the Merrill Lynch DRD Eligible Index was down 54% in 2008.

Purchase and trading opportunities were limited by perceptions of poor financial health among middle market banks. Consequently, we were limited in our ability to significantly alter the structure of the portfolio. However, we did raise cash to preserve capital in the Fund by selling some non-middle market bank positions.

On a positive note, we helped negotiate a sale of our Sleepy Hollow preferred back to the company at 90.5% of its original price after it had stopped paying the dividend and was purchased by Tompkins Financial. In addition, some U.S. Treasury swaps were taken off the books at around 5%, before they fell to 2.5% by December.

During this reporting period, the Fund’s Board of Trustees approved a significant portfolio restructuring that will result in the Fund discontinuing the use of financial leverage. This action was intended to better position the Fund to pursue its investment objectives over time. The Board took this action in light of the ongoing difficult market environment and historically high price volatility for the securities of middle market banks and other financial institutions in which the Fund primarily invests.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

4

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.

While the Fund’s primary investment objective of providing an attractive level of after-tax current income and its secondary objective of capital preservation remain unchanged, the Fund expects to eventually redeem all of its outstanding auction-rate preferred securities (“FundPreferred”). By doing so, the Fund seeks to reduce common share net asset value volatility and potentially mitigate the risk of continued erosion of shareholder capital from the unprecedented disruptions in the financial sector. The redemption process for the Fund’s FundPreferred began during the second half of 2008 and will continue until completed subject to market conditions as well as the Fund’s on-going ability to liquidate portfolio assets at prices deemed reasonable by the Fund’s investment manager.

HOW DID THE FUND PERFORM OVER THIS SIX-MONTH PERIOD?

The performance of the Fund, as well as the performance of a widely followed market index, is presented in the accompanying table.

Cumulative Total Returns on Common Share Net Asset Value
For the six-month period ended 12/31/2008

JFP	-49.49%
Merrill Lynch Adjustable Rate Preferred Index[1]	-45.57%

For the six-month period ended December 31, 2008, the cumulative return on common share net asset value for the Fund underperformed the Merrill Lynch Adjustable Rate Preferred Index. As noted earlier, many adjustable rate Preferred Securities performed poorly in 2008. This unfavorable environment is reflected in the returns of the Fund and Index shown above. Additionally, a significant factor impacting the Fund’s performance in relation to that of the unleveraged Index was the Fund’s use of financial leverage. As noted, the Fund adopted policies during the second half of 2008 that were designed to reduce its use of structural financial leverage. However, sufficient leverage remained in place over this period to have a noticeable impact on overall Fund performance. Although leverage provides opportunities for additional income and total return for common shareholders, it can also expose shareholders to additional risk, especially when market conditions are unfavorable. The benefits of leveraging are impacted by the general price movements of the securities in the Fund’s portfolio. During the period prices fell, and the declining valuations had a negative effect on performance that was magnified by the use of leverage.

Another factor impacting the Fund’s performance was the general illiquidity of bank core capital securities. As a result, the price banks needed to pay to raise capital increased. This meant that valuations for existing securities in the secondary market decreased. Indeed, the market for middle market bank preferred securities virtually shut down due to limited interest in collateralized debt financing from these issuers amid concerns over the quality of these banks’ assets. The Fund’s concentration in issues from the middle market bank sector was a detriment to performance over the period.

In addition, our management activities began to focus on asset liquidation in order to raise cash for the redemption of FundPreferred shares. At times this meant selling relatively liquid securities at lower prices than we would have liked, which had an overall negative effect on Fund performance.

5

IMPLEMENTATION OF A MANAGED DISTRIBUTION POLICY

In addition to the portfolio restructuring changes outlined earlier, the Board of Trustees also approved the adoption of a new distribution policy by the Fund. See pages 7-9 of this report for more information about this policy.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008 more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many or all of the Fund’s auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of the Fund. However, one continuing implication for common shareholders of these auction failures is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Fund’s Board of Trustees has authorized a restructuring program to redeem all the Fund’s FundPreferred shares and discontinue the use of financial leverage.

As of December 31, 2008, the Fund had redeemed $72,500,000 of FundPreferred shares (92.9% of the Fund’s original $78,000,000 FundPreferred shares), and had $5,500,000 of FundPreferred shares still outstanding. While the Fund’s Board and management continue to work to resolve this situation, the Fund cannot provide any assurance on when, or if, the remaining outstanding auction rate preferred shares will be redeemed.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

6

Common Share
Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its monthly distribution to common shareholders three times over the six-month period. Some of the factors affecting the amount and composition of these distributions are summarized below.

During this reporting period, the Fund employed financial leverage through the issuance of FundPreferred shares as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

As noted earlier, the Fund has implemented a managed distribution policy, which permits it to include as part of its monthly distributions supplemental amounts from sources other than net investment income. The Fund currently expects that any supplemental amounts would represent anticipated portfolio price appreciation over time, once financial market conditions stabilize and prospects begin to improve for the middle market financial companies in which the Fund primarily invests.

Because the timing and extent of any such recovery is presently difficult to assess in light of continued market volatility and the negative effects on financial companies of the on-going credit crisis, the Fund’s latest monthly distribution does not include any supplemental amounts representing portfolio price appreciation.

Important points to understand about the Fund’s distributions are:

•	The Fund seeks to establish a distribution rate which reflects the projected net income from its portfolio of floating-rate securities and potentially also includes a portion of any anticipated recovery over time in the value of these securities. However, investors should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from the Fund’s projected performance (and therefore its distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

7

•	Each month’s distributions may be paid from one or more of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Because of realized and unrealized capital losses from portfolio price depreciation since its inception, the Fund expects that any supplemental distribution amounts from other than net investment income will be characterized as a non-taxable return of capital even if these amounts resulted from portfolio appreciation due to a recovery in the prices of the Fund’s portfolio securities from present levels.

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When Fund returns exceed distributions, it may represent portfolio gains earned, but not realized as a taxable capital gain. In periods when Fund returns fall short of distributions, the shortfall will represent a portion of an investor’s original principal, unless the shortfall is offset during other time periods over the life of the investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated monthly throughout the year based on the Fund’s performance and forecast, these estimates may differ from both the tax information reported to investors in a 1099-DIV statement, as well as the ultimate economic sources of distributions over the life of the investment in the Fund.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/08 (Common Shares)	JFP
Inception date	3/28/05
Six months ended December 31, 2008:
Per share distribution:
From net investment income	$0.36
From realized capital gains	0.00
From return of capital	0.00

Total per share distribution	$0.36

Distribution rate on NAV	10.00%

Annualized total returns:
Six-Month (Cumulative) on NAV	-49.49%
1-Year on NAV	-66.77%
Since inception on NAV	-25.16%

8

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, the Fund had not repurchased any of its common shares.

As of December 31, 2008, the Fund was trading at a -11.67% discount to its NAV, compared with an average discount of -17.98% for the entire six-month period.

9

Fund Snapshot
Common Share Price	$3.18

Common Share Net Asset Value	$3.60

Premium/(Discount) to NAV	-11.67%

Market Yield[1]	20.75%

Net Assets Applicable to Common Shares ($000)	$49,869

Average Annual Total Return
(Inception 3/28/05)
	On Share
	Price	On NAV
6-Month (Cumulative)	-52.21%	-49.49%

1-Year	-66.99%	-66.77%

Since Inception	-27.82%	-25.16%

Industries
(as a % of total investments)
Commercial Banks	76.8%

Diversified Financial Services	6.7%

Thrifts & Mortgage Finance	3.3%

Real Estate	0.3%

Short-Term Investments	12.9%

JFP Performance OVERVIEW	Nuveen Tax-Advantaged Floating Rate Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)

*	82.8% of the Preferred Securities are invested in Middle Market Banks.

2008 Monthly Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

10

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members.

	JFP
Approval of the Board Members was reached as follows:
	Common and
	FundPreferred	FundPreferred
	shares voting	shares voting
	together	together
	as a class	as a class
John P. Amboian
For	11,209,439	—
Withhold	252,545	—

Total	11,461,984	—

William C. Hunter
For	—	679
Withhold	—	41

Total	—	720

David J. Kundert
For	11,209,823	—
Withhold	252,161	—

Total	11,461,984	—

William J. Schneider
For	—	679
Withhold	—	41

Total	—	720

Terence J. Toth
For	11,212,794	—
Withhold	249,190	—

Total	11,461,984	—

11

JFP	Nuveen Tax-Advantaged Floating Rate Fund Portfolio of INVESTMENTS
December 31, 2008 (Unaudited)

Shares	Description (1)	Coupon			Ratings (2)	Value
	Preferred Securities – 92.5% (85.8% of Total Investments)

	Commercial Banks – 81.7%

9,000	ABN AMRO North America Capital Funding, 144A	6.968%			A1	$5,869,687
7,000	City National Bancshares Corporation, Series F, 144A, (MMB), (4)	8.532%			N/R	2,587,813
20,000	Cobank Agricultural Credit Bank, 144A	7.000%			N/R	999,060
10,000	Elmira Savings Bank, 144A, (MMB), (4)	8.998%			N/R	3,703,750
10,000	FBOP Corporation, Series 2005A, 144A, (MMB), (4)	4.939%	(3)		N/R	3,200,000
10,000	Heartland Bank, Series A, 144A, (MMB), (4)	5.416%	(3)		N/R	187,500
5,000	MidCarolina Financial Corporation, Series 144A, (MMB), (4)	8.342%			N/R	1,809,375
10,000	Pedcor Bancorp., 144A, (MMB), (4)	8.244%	(3)		N/R	3,215,625
5,000	Pedcor Financial Bancorp., 144A, (MMB), (4)	7.228%	(3)		N/R	1,570,312
5,000	Regent Bancorp Inc., Series A, 144A, (MMB), (4)	8.481%			N/R	1,853,125
10,000	River Valley Bancorp, Series A, 144A, (MMB), (4)	5.798%	(3)		N/R	3,459,375
10,000	Rogers Bancshares Inc., 144A Series A, (MMB), (4)	5.821%	(3)		N/R	3,265,625
10,000	Shorebank Corporation, Series 144A, (MMB), (4)	8.134%	(3)		N/R	3,390,625
1,000	Southern Bancorp Inc., 144A, (MMB), (4)	7.466%	(3)		N/R	3,212,500
63,009	SunTrust Bank Inc.	4.000%	(3)		A–	778,161
3,500	Truman Bancorp Inc., 144A, (MMB), (4)	7.478%	(3)		N/R	1,197,656
10,000	Vineyard National Bancorp, 144A Series C, (MMB), (4)	8.350%	(3)		N/R	178,125
30,300	Zions Bancorporation	4.000%	(3)		Baa2	262,095

	Total Commercial Banks					40,740,409
	Diversified Financial Services – 7.3%

10,000	Blossman Bancshares, Inc., 144A, (MMB), (4)	8.730%			N/R	3,613,125
	Thrifts & Mortgage Finance – 3.5%

5,000	RMG Capital Corporation, 144A, (MMB), (4)	5.418%	(3)		N/R	1,748,438

	Total Preferred Securities (cost $147,091,844)					46,101,972

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Capital Preferred Securities – 1.4% (1.3% of Total Investments)

	Commercial Banks – 1.0%

1,000	Northgroup Preferred Capital Corporation, 144A	6.378%		1/29/49	A1	$471,711
	Real Estate – 0.3%

1,000	CBG Florida REIT Corporation, 144A	7.114%		5/29/49	Ba1	163,104
	Thrifts & Mortgage Finance – 0.1%

5,000	MM Community Funding Trust XVIII Limited, Class D, (4), (5)	3.268%	(3)	12/26/39	N/R	50,000

	Total Capital Preferred Securities (cost $7,000,000)					684,815

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Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 13.8% (12.9% of Total Investments)

$6,900	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $6,899,836, collateralized by $4,520,000 U.S.	0.010%	1/02/09	$6,899,832
	Treasury Bonds, 8.500%, due 2/15/20, value $7,038,544

	Total Short-Term Investments (cost $6,899,832)			6,899,832

	Total Investments (cost $160,991,676) – 107.7%			53,686,619

	Other Assets Less Liabilities – 3.3%			1,681,905

	FundPreferred Shares, at Liquidation Value – (11.0)% (6)			(5,500,000)

	Net Assets Applicable to Common Shares – 100%			$49,868,524

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
(4)	Investment valued at fair value using methods determined in good faith by, or at the disoretion of the Board of Trustees.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives entered into by the Fund during the current period.
(6)	FundPreferred Shares, at Liquidation Value as a percentage of Total Investments is 10.2%.
N/R	Not rated.
(MMB)	Middle Market Bank.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

13

Statement of ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets
Investments, at value (cost $154,091,844)	$46,786,787
Short-term investments (at cost, which approximates value)	6,899,832
Cash	171,340
Receivables:
Dividends	1,386,786
Interest	92,802
Investments sold	113,214
Other assets	12,453

Total assets	55,463,214

Liabilities
Accrued expenses:
Management fees	28,995
Other	64,168
FundPreferred share dividends payable	1,527

Total liabilities	94,690

FundPreferred shares, at liquidation value	5,500,000

Net assets applicable to Common shares	$49,868,524

Common shares outstanding	13,868,283

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$3.60

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,683
Paid-in surplus	196,512,571
Undistributed (Over-distribution of) net investment income	915,653
Accumulated net realized gain (loss) from investments and derivative transactions	(40,393,326)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(107,305,057)

Net assets applicable to Common shares	$49,868,524

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

14

Statement of OPERATIONS Six Months Ended December 31, 2008 (Unaudited)

Investment Income
Dividends	$5,164,049
Interest	409,272

Total investment income	5,573,321

Expenses
Management fees	492,126
FundPreferred shares – auction fees	42,928
FundPreferred shares – dividend disbursing agent fees	3,277
Shareholders’ servicing agent fees and expenses	106
Custodian’s fees and expenses	14,736
Trustees’ fees and expenses	4,966
Professional fees	50,703
Shareholders’ reports – printing and mailing expenses	25,219
Stock exchange listing fees	4,635
Investor relations expense	12,560
Other expenses	10,615

Total expenses before custodian fee credit and expense reimbursement	661,871
Custodian fee credit	(660)
Expense reimbursement	(165,688)

Net expenses	495,523

Net investment income	5,077,798

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,323,076)
Interest rate swaps	(64,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(37,365,272)
Interest rate swaps	68,337

Net realized and unrealized gain (loss)	(54,684,011)

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(649,075)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(649,075)

Net increase (decrease) in net assets applicable to Common shares from operations	$(50,255,288)

See accompanying notes to financial statements.

15

Statement of CHANGES in NET ASSETS (Unaudited)

	Six Months	Year
	Ended	Ended
	12/31/08	6/30/08
Operations
Net investment income	$5,077,798	$17,205,400
Net realized gain (loss) from:
Investments	(17,323,076)	(21,874,256)
Interest rate swaps	(64,000)	(1,553,391)
Change in net unrealized appreciation (depreciation) of:
Investments	(37,365,272)	(71,548,661)
Interest rate swaps	68,337	(1,791,056)
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(649,075)	—
From net investment income	—	(3,467,633)
From accumulated net realized gains	—	(187,752)

Net increase (decrease) in net assets applicable to Common shares from operations	(50,255,288)	(83,217,349)

Distributions to Common Shareholders
From and in excess of net investment income	(4,978,714)	—
From net investment income	—	(14,219,439)
From accumulated net realized gains	—	(679,737)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,978,714)	(14,899,176)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	95,199
FundPreferred share offering cost adjustments	—	(4,626)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	90,573

Net increase (decrease) in net assets applicable to Common shares	(55,234,002)	(98,025,952)
Net assets applicable to Common shares at the beginning of period	105,102,526	203,128,478

Net assets applicable to Common shares at the end of period	$49,868,524	$105,102,526

Undistributed (Over-distribution of) net investment income at the end of period	$915,653	$1,465,644

See accompanying notes to financial statements.

16

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JFP”. The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund’s primary investment objective is to provide an attractive level of after-tax current income. The Fund’s secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund’s concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor’s credit characteristics considered relevant by such pricing service to determine valuations. The Fund’s Board of Trustees has approved procedures which permit the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor’s credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had no such outstanding purchase commitments.

17

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Effective with the distribution payable October 1, 2008, and subject to approval and oversight by the Fund’s Board of Trustees, the Fund began to make as part of its monthly distributions supplemental amounts from sources other than net investment income (“Managed Distribution Program”). The Fund seeks to establish a distribution rate which reflects the projected net income from its portfolio of floating-rate securities and potentially also includes a portion of any anticipated recovery over time in the value of these securities. Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of June 30 each year.

The distributions made by the Fund to its shareholders during the six months ended December 31, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end.

Because the timing and extent of any such recovery is presently difficult to assess in light of continued market volatility and the negative effects on financial companies of the on-going credit crisis, the Fund’s monthly distribution declared on February 3, 2009, and payable March 2, 2009, does not include any supplemental amounts representing portfolio price appreciation.

FundPreferred Shares
As of December 31, 2008, the Fund has issued and outstanding 220 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

18

These developments have generally not affected the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As of December 31, 2008, the Fund has redeemed $72,500,000 of its outstanding FundPreferred shares at liquidation value.

Interest Rate Swap Transactions
The Fund is authorized to invest in interest rate swap transactions. The Fund’s use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund’s portfolio of investments. Interest rate swap transactions involve the Fund’s agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received on interest rate swap contracts on a daily basis, and recognizes an unrealized gain (loss) for the daily changes in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain or loss from interest rate swaps, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense.

Market and Credit Risk
In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide

19

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$7,940,087	$7,503,563	$38,242,969	$53,686,619

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of period	$87,969,533
Gains (losses):
Net realized gains (losses)	(626,000)
Net change in unrealized appreciation (depreciation)	(44,576,564)
Net purchases at cost (sales at proceeds)	(4,524,000)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—

Balance at end of period	$38,242,969

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(44,576,564) of net appreciation (depreciation) related to securities classified as Level 3 at period end.

3.	Fund Shares

Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Fund did not repurchase any of its Common shares during the six months ended December 31, 2008.

Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	12/31/08	6/30/08
Shares issued to shareholders due to reinvestment of distributions	—	10,636

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FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	12/31/08		6/30/08
	Shares	Amount	Shares	Amount
Fund Preferred Series Th shares redeemed:	2,900	$72,500,000	—	$ —

4.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended December 31, 2008, were as follows:

Purchases:
Investment securities	$—
U.S. Government and agency obligations	—

Sales and maturities:
Investment securities	23,690,430
U.S. Government and agency obligations	2,137,088

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments owned was $160,991,676.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$—
Depreciation	(107,305,057)

Net unrealized appreciation (depreciation) of investments	$(107,305,057)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$2,521,216
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 2, 2008, paid on July 1, 2008.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$17,797,093
Distributions from net long-term capital gains	867,617

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2008, the Fund’s last tax year end, the Fund had an unused capital loss carryforward of $350,745 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on June 30, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through June 30, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $22,655,507 are treated as having arisen on the first day of the current fiscal year.

21

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

22

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

7.	New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8.	Subsequent Events

Distributions to Common Shareholders
The Fund declared a $.0550 Common share dividend distribution from its net investment income which was paid on February 2, 2009, to shareholders of record on January 15, 2009.

23

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
												Offering Costs,
				Distributions								Fund
				from Net		Distributions		Net				Structuring
	Beginning			Investment		from Capital		Investment		Capital		Fee and		Ending
	Common		Net	Income to		Gains to		Income to		Gains to		FundPreferred		Common
	Share	Net	Realized/	FundPreferred		FundPreferred		Common		Common		Share		Share	Ending
	Net Asset	Investment	Unrealized	Share-		Share-		Share-		Share-		Underwriting		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†		holders†	Total	holders		holders	Total	Discounts		Value	Value

Year Ended 6/30:
2009(d)	$7.58	$.37	$(3.94)	$(.05	)*****	$—	$(3.62)	$(.36	)*****	$—	$(.36)	$—		$3.60	$3.18
2008	14.66	1.24	(6.98)	(.25)		(.01)	(6.00)	(1.03)		(.05)	(1.08)	—	***	7.58	7.23
2007(c)	14.46	1.24	.14	(.24)		(.02)	1.12	(.87)		(.05)	(.92)	—		14.66	14.42
Year Ended 7/31:
2006	14.12	1.10	.27	(.23)		—	1.14	(.80)		—	(.80)	—		14.46	13.18
2005(b)	14.33	.15	.02	(.03)		—	.14	(.20)		—	(.20)	(.15)		14.12	13.42

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		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit/Reimbursement				After Credit/Reimbursement**					FundPreferred Shares at End of Period
	Based
	on
	Common	Ending Net
Based	Share	Assets										Aggregate	Liquidation
on	Net	Applicable to			Net				Net		Portfolio	Amount	and Market	Asset
Market	Asset	Common			Investment				Investment		Turnover	Outstanding	Value Per	Coverage
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate	(000)	Share	Per Share

(52.21)%	(49.49)%	$49,869	1.75%		12.98%		1.31%		13.42%		—%	$5,500	$25,000	$251,675
(44.63)	(43.04)	105,103	1.54		9.81		1.09		10.26		10	78,000	25,000	58,687
16.84	7.98	203,128	1.44	****	8.84	****	1.02	****	9.26	****	28	78,000	25,000	90,105

4.52	8.28	200,354	1.45		7.29		1.03		7.71		38	78,000	25,000	89,216
(9.24)	(.08)	195,645	1.26	****	2.88	****	.90	****	3.25	****	19	78,000	25,000	87,707

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit and expense reimbursement.
***	Rounds to less than $.01 per share.
****	Annualized.
*****	Represents distributions paid “From and in excess of net investment income” for the six months ended December 31, 2008.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)	For the eleven months ended June 30, 2007.
(d)	For the six months ended December 31, 2008.

See accompanying notes to financial statements.

25

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

26

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

28

NOTES

29

NOTES

30

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed 2,900 shares of its preferred stock. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

31

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-A-1208D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 9, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 9, 2009

*	Print the name and title of each signing officer under his or her signature.